Exhibit 99.1

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “Assignment Agreement”) dated as of September 25, 2006 between Downey Savings and Loan Association, F.A., a federal association (the “Assignor”) and Central Mortgage Company, an Arkansas corporation (the “Assignee”), and acknowledged by Deutsche Bank National Trust Company, not individually but solely as trustee (the “Trustee”) for the holders of DSLA Mortgage Loan Trust 2006-AR1, DSLA Mortgage Loan Pass-Through Certificates, Series 2006-AR1 (the “Trust”), Greenwich Capital Acceptance, Inc. (the “Depositor”), Greenwich Capital Financial Products, Inc. (the “Company”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

In consideration of the mutual promises contained herein, the parties hereto hereby agree that the servicing of (A) the mortgage loans (the “2004 Assigned Loans”) listed on Attachment 1 annexed hereto (the “Assigned Loan Schedule”) and currently being serviced by the Assignor pursuant to (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004, as amended by that certain Amendment Number One dated as of October 28, 2004 and that certain Amendment Number Two dated as of September 23, 2005, between the Company, as initial purchaser, and Assignor, as seller and interim servicer (the “2004 Servicing Agreement”), and (ii) the Amended and Restated Reconstitution Agreement, dated as of May 1, 2006, between the Company and the Assignor (the “2004 Reconstituted Servicing Agreement”) and (B) the mortgage loans (the “2005 Assigned Loans”, and together with the 2004 Assigned Loans, the “Assigned Loans”) listed on the Assigned Loan Schedule and currently being serviced by the Assignor pursuant to (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of December 31, 2005, between the Company, as initial purchaser, and Assignor, as seller and interim servicer (the “2005 Servicing Agreement”), and (ii) the Amended and Restated Reconstitution Agreement, dated as of May 1, 2006, between the Company and the Assignor (the “2005 Reconstituted Servicing Agreement”), in each case, shall be subject to the terms of this Assignment Agreement. The 2004 Servicing Agreement, the 2004 Reconstituted Servicing Agreement, the 2005 Servicing Agreement and the 2005 Reconstituted Servicing Agreement collectively constitute the “Agreements.” Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreements.

Assignment and Assumption

1.

To the extent Assignor currently has any rights and obligations as servicer under each Agreement, the Assignor hereby conveys, grants, transfers and assigns to the Assignee all of the rights and obligations of the Assignor, as servicer (which accrue on or after November 1, 2006), in, to and under each Agreement (the “Servicing Obligations and Rights”), solely insofar as each Agreement relates to the Assigned Loans.  The Assignee hereby accepts and assumes the Servicing Obligations and Rights and agrees to act as servicer under each Agreement as of November 1, 2006.

The Trustee hereby acknowledges and the Depositor, Company and Master Servicer hereby consent to such assignment by the Assignor and such assumption by the Assignee.

Servicing Transfer and Effective Date

2.

The parties hereto confirm that from September 25, 2006 to and including October 31, 2006, Assignor shall be the Servicer under each Agreement, shall have all the Servicing Obligations and Rights under each Agreement, and shall continue to service the Assigned Loans pursuant to the Agreements and that from and after November 1, 2006, Assignee shall be the Servicer under each Agreement, shall have all the Servicing Obligations and Rights of the Servicer under each Agreement, and shall service the Assigned Loans pursuant to the related Agreements.  Notwithstanding the assignment and assumption of the Servicing Obligations and Rights, the Assignor shall comply with the obligations of the Seller (as defined in the Agreements) under Subsections 13.04 and 13.05 of the 2005 Servicing Agreement and Subsections 32.04 and 32.05 of the 2004 Reconstituted Servicing Agreement with respect to its servicing of the Assigned Loans during calendar year 2006.  For the avoidance of doubt, the Assignee also must comply with such obligations with respect to its servicing of the Assigned Loans during the calendar year 2006.

Representations, Warranties and Covenants

3.

Assignor hereby warrants and represents to, and covenants with, the Assignee that:

(a)

The copies of the Agreements provided to the Assignee by the Assignor are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

There is no action, suit, proceeding, investigation or litigation pending or, to the Assignor’s knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignor, would adversely affect the Assignor’s execution or delivery of, or the enforceability of, this Assignment Agreement, or the Assignor’s ability to perform its obligations under this Assignment Agreement.

4.

The Assignee hereby warrants and represents to, and covenants with, the Assignor that:

(a)

The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to service the Assigned Loans for the benefit of the holders of the DSLA Mortgage Loan Trust, DSLA 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 (the “Certificates”);

(b)

The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

Neither the execution and delivery of this Assignment Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Assignment Agreement will conflict with any of the terms, conditions or provisions of the Assignee’s charter or by laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Assignee is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject;

(d)

There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the execution, delivery, performance or enforceability of this Assignment Agreement or which is reasonably likely to have a material adverse effect on the financial condition of the Assignee;

(e)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(f)

The Assignee agrees to be bound, as Servicer, by all of the terms, covenants and conditions of each Agreement related to servicing and shall assume and perform  for the benefit of each of the Company, the Trustee, the Master Servicer, the Depositor, the Trust and the Assignor all of the Assignor’s servicing obligations under the Agreements; and

(g)

The Assignee does not believe, nor does it have any cause or reason to believe, that it cannot perform in all material respects each and every covenant contained in this Assignment Agreement and each Agreement.

Recognition of Assignee

5.

As of November 1, 2006, (A) the Trust shall recognize the Assignee as servicer of the 2004 Assigned Loans and will cause the 2004 Assigned Loans to be serviced by the Assignee as if the Assignee and Company had entered into a separate agreement for the servicing of the Assigned Loans in the form of the 2004 Servicing Agreement and the 2004 Reconstituted Servicing Agreement, the terms of which are incorporated herein by reference and (B) the Trust shall recognize the Assignee as servicer of the 2005 Assigned Loans and will cause the 2005 Assigned Loans to be serviced by the Assignee as if the Assignee and Company had entered into a separate agreement for the servicing of the Assigned Loans in the form of the 2005 Servicing Agreement and the 2005 Reconstituted Servicing Agreement, the terms of which are incorporated herein by reference.  In addition, the Assignee hereby acknowledges that the Assigned Loans are subject to the Amended and Restated Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of May 1, 2006, as amended pursuant to that certain Amendment Number One, dated as of September 15, 2006, in each case, by and among, the Company, the Depositor, the Trustee, the Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Clayton Fixed Income Services Inc.

It is the intention of the Assignor and the Assignee that this Assignment Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. The Assignor shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Agreements which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Assignee.

6.

Notice Addresses.

The Assignor’s address for purposes of all notices and correspondence related to the Assigned Loans and this Assignment Agreement is:

Downey Savings and Loan Association, F.A.

3501 Jamboree Road, South Tower

Newport Beach, California  92660

Attention:  Senior Vice President Secondary Marketing

with a copy to:

Downey Savings and Loan Association, F.A.

3501 Jamboree Road, South Tower

Newport Beach, California  92660

Attention:  General Counsel

The Assignee’s address for purposes for all notices and correspondence related to the Assigned Loans and this Assignment Agreement is:

Central Mortgage Company

801 John Barrow Road – Suite 1

Little Rock, AR  72205

Attn:  Lou Ann Howard, Servicing Manager

Telephone:  501-716-5713

Facsimile:   501-716-5768

7.

This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflict of laws principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

8.

No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

9.

This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Company, the Assignor, the Depositor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Company, the Assignor, the Depositor or the Assignee, respectively, hereunder.  Any Master Servicer shall be considered a third party beneficiary of this Assignment Agreement, entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Assignment Agreement.

10.

This Assignment Agreement shall survive the termination of the Agreements.

11.

This Assignment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

12.

Notwithstanding anything in this Assignment Agreement or the Agreements to the contrary, the Assignee, the Assignor, the Company, the Depositor, the Trustee and the Master Servicer hereby acknowledge that pursuant to the Servicing Rights Purchase Agreement, dated as of September 25, 2006, between the Company and the Assignee, the Company has sold and transferred its servicing rights with respect to the Assigned Loans to the Assignee, and that all the rights of the Company, as owner of the servicing rights with respect to the Assigned Loans as the Initial Purchaser under this Assignment Agreement and the Agreements, have been sold and transferred by the Company to the Assignee.

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.

Assignor

By: /s/ CJ Piscitelli

Name:

/s/ CJ Piscitelli

Title:

Executive Vice President

CENTRAL MORTGAGE COMPANY

Assignee

By: /s/ William G. Roehrenbeck

Name:

William G. Roehrenbeck

Title:

President & CEO

Acknowledged and Agreed:

GREENWICH CAPITAL ACCEPTANCE, INC.,

as Depositor

By: /s/ Shakti Radhakishun

Name:

Shakti Radhakishun

Title:

Senior Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

as Company

By: /s/ Shakti Radhakishun

Name:

Shakti Radhakishun

Title:

Senior Vice President

WELLS FARGO BANK, N.A.,

as Master Servicer

By:  /s/ Diane Courtney

Name: Diane Courtney

Title:

Vice President

Acknowledged:

DEUTSCHE BANK NATIONAL TRUST COMPANY,

Not in its individual capacity but solely as Trustee for the holders of the Certificates

By: /s/ Ronald Reyes

Name: Ronald Reyes

Title:  Vice President

ATTACHMENT 1

ASSIGNED LOAN SCHEDULE